                                                                   EXHIBIT 99(a)


                          BIGMAR, INC. AND SUBSIDIARIES

                        Valuation and Qualifying Accounts

                          Year ended December 31, 1995





COLUMN A                                           COLUMN B                COLUMN C         COLUMN D          COLUMN E
                                                                           ADDITIONS
                                                   BALANCE AT              CHARGED TO                         BALANCE AT
                                                   BEGINNING OF            COSTS AND                          END OF
DESCRIPTION                                        PERIOD                  EXPENSES         DEDUCTIONS        PERIOD
-----------                                        ------                  --------         ----------        -------

Reserve deducted from accounts receivable:
Allowance for doubtful accounts                    $0                      $51,948 (1)           $0           $51,948


(1)  Includes the effect of foreign currency translation.

                         BIGMAR, INC. AND SUBSIDIARIES

                       Valuation and Qualifying Accounts

                          Year ended December 31, 1996



COLUMN A                                                COLUMN B            COLUMN C         COLUMN D         COLUMN E
                                                                            ADDITIONS
                                                        BALANCE AT          CHARGED TO                        BALANCE AT
                                                        BEGINNING OF        COSTS AND                         END OF
DESCRIPTION                                             PERIOD              EXPENSES         DEDUCTIONS       PERIOD
-----------                                             ------              --------         ----------        -------

Reserve deducted from accounts receivable:
Allowance for doubtful accounts                         $51,948             $0               $7,245  (1)      $44,703


(1)  Includes the effect of foreign currency translation.

                         BIGMAR, INC. AND SUBSIDIARIES

                       Valuation and Qualifying Accounts

                          Year ended December 31, 1997



COLUMN A                                                COLUMN B            COLUMN C         COLUMN D         COLUMN E
                                                                            ADDITIONS
                                                        BALANCE AT          CHARGED TO                        BALANCE AT
                                                        BEGINNING OF        COSTS AND                         END OF
DESCRIPTION                                             PERIOD              EXPENSES         DEDUCTIONS       PERIOD
-----------                                             ------              --------         ----------        -------

Reserve deducted from accounts receivable:
Allowance for doubtful accounts                         $44,703             $0               $44,703  (1)     $0


(1)  Includes the effect of foreign currency translation.